SECURITY ESCROW AGREEMENT

     THIS ESCROW AGREEMENT made and entered into this 15th day of May 1998, among Gregory K. McGrath and Robert S. Geiger (herein referred to individually as a "Security Holder" and collectively as the "Security Holders"), Baron Capital Trust (the "Trust"), and American Stock Transfer & Trust Company (the "Escrow Agent").

                                WITNESSETH THAT:

     A. Each Security Holder is owner of the number of units of limited partnership interest ("Units") in Baron Capital Properties, L.P. (the "Partnership"), an affiliate of the Trust, listed opposite his name on Exhibit A attached hereto which he acquired in exchange for his initial capital contribution to the Partnership and other consideration.

     B. The Trust has applied to the Securities and Exchange Commission (the "Commission") for registration of 2,500,000 Common Shares of the Trust pursuant to a Form SB-2 Registration Statement in connection with a proposed public offering of Common Shares for cash (the "Offering") and will apply for registration of 2,500,000 Units in the Partnership (which Units may be exchanged for an equivalent number of Common Shares as described in the Prospectus contained in the Form SB-2 Registration Statement), pursuant to a Form S-4 Registration Statement in connection with a proposed public exchange offering of Units (the "Exchange Offering"). As a condition of such registrations, the Security Holders, the Escrow Agent, and the Trust agree to be bound by this Agreement.

     C. Each Security Holder has deposited the Units listed opposite his name on Exhibit A or documents evidencing the ownership of the Units listed on Exhibit A with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt thereof. Such Units and/or the documents evidencing the ownership of such Units are herein collectively referred to as "Escrowed Shares."

     NOW THEREFORE, the parties hereto agree as follows:

     1. Deposit of Certificates. Simultaneously with the execution of this Agreement, each Security Holder has deposited with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of, the certificates or documents evidencing the ownership of Units listed on Exhibit A, representing a number of Units in the Partnership which are exchangeable (subject to the restrictions set forth below) into 9.5% of the Common Shares of the Trust to be outstanding upon the completion of the Offering and the Exchange Offering, on a fully diluted basis assuming all then outstanding Units (other than those to be acquired by the Trust) have been exchanged into an equivalent number of Common Shares. Copies of certificates representing the Escrowed Shares are attached hereto as Exhibits A-1 and A-2.

     2. Term. The term of this Agreement and of the escrow provided herein shall commence on the date that the Offering is declared effective by the Commission. The certificates or documents evidencing the securities are to be deposited with the Escrow Agent and are to be held until their release pursuant to paragraph 3 of this Agreement.

     2. Release of Shares. The Escrowed Shares owned by each Security Holder shall be released to such Security Holder as follows:

     a. 25% of the Escrowed Shares shall be released from escrow on the sixth, seventh, eighth, and ninth anniversary dates of the effectiveness of the Offering; or

     b. 100% of the Escrowed Shares shall be released from escrow after the Trust has had annual net earnings per share according to generally accepted accounting principles ("GAAP") equal to at least 5% of the public offering price (after taxes and excluding extraordinary items) for any two consecutive fiscal years following the date of effectiveness of the Offering; or

     c. 100% of the Escrowed Shares shall be released from escrow after the Trust has had average annual net earnings per share according to GAAP (after taxes and excluding extraordinary items) equal to at least 5% of the public offering price, for any five consecutive fiscal years following the date of effectiveness of the Offering; or

     d. 100% of the Escrowed Shares shall be released from escrow after the Trust's Common Shares have traded on a national stock exchange at a price equal to at least 175% of the initial public offering price for at least 90 consecutive trading days following the first anniversary of the date of effectiveness of the Offering.

     3. Documentation to Escrow Agent Regarding Release of Escrowed Shares. A request for termination of the escrow, based on the satisfaction of either paragraph 3.a, 3.b, 3.c or 3.d above, shall be forwarded by each Security Holder to the Escrow Agent. A request for termination of the escrow based upon paragraph 3.b or 3.c. shall be accompanied by an earnings per share calculation audited and reported on by an independent certified public accountant retained by the Trust. A request for termination of the escrow based upon paragraph 3.d shall be accompanied by evidence of the stock price conditions provided therein.

     4. Terminated or Partial Offering. The foregoing notwithstanding, the Escrowed Shares will be released by the Escrow Agent:

     a. If the Offering and the Exchange Offering have been terminated and no securities were sold or exchanged thereunder; or

     b. If the Offering is terminated without sale of the minimum offering amount required to complete the Offering and all proceeds have been returned to investors in such offering.

     5. Restriction on Transfer. The Escrowed Shares may be transferred by will, or pursuant to the laws of descent and distribution, or through appropriate legal proceedings, but in all cases the Escrowed Shares shall remain in escrow and subject to the terms of this Agreement until released pursuant to paragraph 3 above. Upon the death of the holder of any Escrowed Shares, the Escrowed Shares of the deceased holder may be hypothecated, subject to all of the terms of this Agreement, to the extent necessary to pay the expenses of the estate. The Escrowed Shares in escrow may be transferred by gift to family members, provided that the Escrowed Shares shall remain subject to the terms of this Agreement. The Escrowed Shares may not be pledged to secure a debt except as noted above.

     6. Voting Power. The Security Holders shall be entitled to exercise all voting rights in respect of the Escrowed Shares to which the non-escrowed Units are entitled.

     7. Dividends. Any dividends paid on the Escrowed Shares while they are held in escrow hereunder shall be paid to the Escrow Agent by checks of the Partnership made payable to the Escrow Agent with a notation of this Agreement thereon, and any such dividends shall be held pursuant to the terms of this Agreement. The Escrow Agent shall treat such dividends as assets of the Partnership, available for distribution under the terms of paragraph 11 below, except as provided herein. The Escrow Agent shall place the dividends in an interest-bearing account. The dividends and the interest earned thereon (less the amount of any fees payable to the Escrow Agent under paragraph 13 below) will be disbursed in proportion to the number of Escrowed Shares released from the escrow at the time the Escrowed Shares are released pursuant to paragraph 3 above.

     8. Stock Dividends or Splits. Stock dividends on, and shares resulting from stock splits of, the Escrowed Shares shall be delivered to the Escrow Agent and shall be held pursuant to this Agreement as if they were original shares of Escrowed Shares deposited hereunder. In the event of any stock dividend, stock split or recapitalization of the Partnership, the per share requirements set forth in paragraph 3 hereof shall be adjusted appropriately.

     9. Additional Shares. Upon the exercise by a Security Holder of his conversion rights, warrants or options to acquire additional Units in the Partnership pursuant to the documents listed on Exhibit A, the additional Units received from the exercise of such warrants or options shall forthwith be deposited in escrow with the Escrow Agent and shall be subject to the terms and conditions of this Agreement.

     10. Dissolution Preference. Each Security Holder agrees that in the event of dissolution, liquidation, merger, consolidation, sale of assets, exchange, or any transaction or proceeding that results in the distribution of the assets of the Partnership, the Security Holder hereby waives all his right, title, interest and participation in the assets of the Partnership until the holders of all non-escrowed Units have been paid, or have had irrevocably set aside for them an amount equal to 100% of the initial public offering price per Common Share, adjusted for stock splits and stock dividends. Thereafter, the Escrowed Shares shall be entitled to receive an amount per Unit equal to 100% paid to, or set aside for, the non-escrowed Units. Thereafter, the Security Holder shall participate on a pro rata basis with all Unitholders of the Partnership. Mergers, consolidations, or reorganizations may proceed on terms and conditions different than those stated above if the holders of at least of a majority of Units, other than the Security Holders, approve the terms and conditions by vote at a meeting held for such purpose.

     11. Reliance by Escrow Agent. The Escrow Agent may conclusively rely on, and shall be protected, when its acts in good faith upon, any statement, certificate, notice, request, consent, order or other document which it believes to be genuine and signed by the proper party. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document and its sole responsibility shall be to act only as expressly set forth in this Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Agreement unless it is indemnified to its reasonable satisfaction. The Escrow Agent may consult counsel with respect to any question arising under this Agreement and the Escrow Agent shall not be liable for any action taken, or omitted, in good faith upon advice of counsel. In performing any of its duties hereunder, the Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses except those which arise out of the Escrow Agent's willful default or negligence, and it shall accordingly not incur any such liability with respect to: (i) any action taken or omitted in good faith upon advice of its counsel or counsel of the Trust given with respect to any questions relating to the duties and responsibility of the Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including written advice provided for herein, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement. All Escrowed Shares and funds held pursuant to this Agreement shall constitute trust property. The Escrow Agent shall not be liable for any interest on the Escrowed Shares.

     12. Compensation to Escrow Agent. The Escrow Agent shall be entitled to receive from the Trust reasonable compensation for its services as set forth in Exhibit B attached hereto. In the event that the Escrow Agent renders any additional services not provided for herein, or if any controversy arises hereunder, or if the Escrow Agent is made a party to, or intervenes in any action, suit or proceeding pertaining to this Agreement, it shall be entitled to receive from the Security Holders or at the option of the Escrow Agent, the Trust, reasonable compensation for such additional services. Upon notice to the Security Holders, the Escrow Agent may deduct its compensation from any cash dividends or distributions held pursuant to paragraph 8 above.

     13. Qualification and Independence of Escrow Agent. The Trust and each of the Security Holders hereby represent that a complete list of its respective officers and members of the Board of the Board is attached hereto as Exhibit C. Based thereon, the Escrow Agent hereby represents and warrants that it is not affiliated with the Trust, the Security Holders or any of their respective officers or directors.

     14. Indemnification. The Trust and each Security Holder agrees to hold the Escrow Agent harmless from, and indemnify the Escrow Agent for, any and all costs of investigation or claims, costs, expenses, reasonable attorney fees or other liabilities or disbursements arising out of any administrative investigation or proceeding or any litigation, commenced or threatened, relating to this Agreement, including without limitation, the implementation of this Agreement, the distribution of stock or funds, the investment of funds, the interpretation of this Agreement or similar matters, provided that the Escrow Agent shall not be indemnified for any costs of investigation or claims, costs, expenses, attorney fees or other liability arising from its bad faith or negligence or that of any of its employees, officers, directors or agents.

     15. Scope. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their heirs, successors and assigns.

     16. Termination. Except for the indemnification provisions of paragraph 15 above, which shall survive in any event, this Agreement shall terminate in its entirety when all the Escrowed Shares have been released as provided in paragraph 3 above.

     17. Substitute Escrow Agent. The Escrow Agent may, upon not less than 60 days prior written notice to the Trust and the Security Holders, resign as the Escrow Agent. The Trust and the Security Holders shall, before the effective date of the Escrow Agent's resignation, enter into a new identical Escrow Agreement with a substitute Escrow Agent. If the Trust and the Security Holders fail to enter into a new Escrow Agreement and appoint a successor Escrow Agent within 60 days after the Escrow Agent has given notice of its resignation, the Escrow Agent then serving under this Agreement shall retain the Escrowed Shares in escrow until a new, identical Escrow Agreement has been executed and a successor Escrow Agent has been appointed. The Escrow Agent shall not be liable for such retention of the Escrowed Shares in escrow.

     19. Notice of Non-liability. Under the Delaware Business Trust Act and Sections 3.3 and 3.4 of the Declaration, neither the Shareholders, the Trustees nor any other members of the Board of the Trust shall be personally liable hereunder, and the Security Holders and the Escrow

Agent shall look solely to the Trust's property for the satisfaction of any claims hereunder against the Trust.


     IN WITNESS WHEREOF, the Security Holders, the Trust and the Escrow Agent have entered into this Agreement as of the date first above written, in multiple counterparts, each of which shall be considered an original.

                             SECURITY HOLDERS:

                             /s/ Gregory K. McGrath
                             -------------------------------
                             Gregory K. McGrath

                             /s/ Robert S.Geiger
                             -------------------------------
                             Robert S. Geiger


                             TRUST:

                             BARON CAPITAL TRUST

                                    /s/ Gregory K.McGrath
                             By:___________________________
                                    Gregory K. McGrath
                                    Chief Executive Officer

                             ESCROW AGENT:

                             AMERICAN STOCK TRANSFER
                                & TRUST COMPANY

                                      /s/ Herbert J. Lemmer
                             By:___________________________
                                      Herbert J. Lemmer
                                      Vice President

                                                                       EXHIBIT A
                                                                       ---------


Name of Security Holder   Number of Units Owned
-----------------------   ---------------------

Gregory K. McGrath        A  number  of  Units  in  the  Partnership  which  are
                          exchangeable (subject to the restrictions set forth below) into 9.5% of the Common Shares of the Trust to be outstanding upon the completion of the Offering and the Exchange Offering, on a fully diluted basis assuming all then outstanding Units (other than those to be acquired by the Trust) have been exchanged into an equivalent number of Common Shares.

Robert S. Geiger          A  number  of  Units  in  the  Partnership  which  are
                          exchangeable (subject to the restrictions set forth below) into 9.5% of the Common Shares of the Trust to be outstanding upon the completion of the Offering and the Exchange Offering, on a fully diluted basis assuming all then outstanding Units (other than those to be acquired by the Trust) have been exchanged into an equivalent number of Common Shares.

================================================================================
                                                                     Exhibit A-1

                NON-NEGOTIABLE, NON-TRANSFERABLE, NON-ASSIGNABLE

                         BARON CAPITAL PROPERTIES, L.P.

     The undersigned hereby acknowledges that Units in Baron Capital Properties, L.P. (the "Partnership"), organized under the Revised Uniform
Limited Partnership Act of the State of Delaware, are registered on the records of said Partnership in the amount and in the name set forth below:

         Certificate Number:  000001

         Name and Address:  Gregory K. McGrath
                            7826 Cooper Road
                            Cincinnati, Ohio 45242

         Social Security Number:  ###-##-####

     Number and Class of Units: A number of Units in the Partnership which are exchangeable (subject to escrow restrictions described in the Prospectus of Baron Capital Trust dated May 15, 1998) into 9.5% of the Common Shares of Baron Capital Trust (the "Trust") outstanding after the completion of the Offering and the proposed Exchange Offering, on a fully diluted basis assuming that all then outstanding Units (other than those acquired by the Trust) have been exchanged into an equivalent number of Common Shares.

     This document has been issued solely to evidence that the above number of Units stands in the name of such holder of Units, as of the date appearing hereon, in the Partnership's Agreement of Limited Partnership, as amended (the "Partnership Agreement"), pursuant to Article IV of the Partnership Agreement, and does not grant or carry with it any rights to the income, profits or assets of the Partnership, such rights being derived solely from the Partnership Agreement. This document is NON-NEGOTIABLE, NON-TRANSFERABLE and NON-ASSIGNABLE. Assignment of Units can only be accomplished in accordance with the procedure set forth in the Partnership Agreement, and such assignment is subject to certain limitations contained in Articles IV and XI of the Partnership Agreement. Subject to Section 8.6 of the Partnership Agreement, a holder of Units has the right to exchange Units for Common Shares of the General Partner as provided in Section 4.2 of the Partnership Agreement. THIS DOCUMENT IS NOT A SECURITY UNDER THE APPLICABLE PROVISIONS OF THE UNIFORM COMMERCIAL CODE, AND NEGOTIATION, TRANSFER OR ASSIGNMENT OF INTERESTS CANNOT BE ACCOMPLISHED BY ANY ATTEMPT TO NEGOTIATE, TRANSFER OR ASSIGN THIS DOCUMENT. Copies of the Partnership Agreement may be obtained from the General Partner by contacting Baron Capital Trust, 7826 Cooper Road, Cincinnati, Ohio, Attention: Secretary. Terms used herein have the meanings ascribed to such terms in the Partnership Agreement.



Date: May 15, 1998                                   /s/ Gregory K. McGrath
                                                     ----------------------
                                                     Chief Executive Officer of
                                                     Baron Capital Trust,
                                                     General Partner

================================================================================

================================================================================
                                                                     Exhibit A-2

                NON-NEGOTIABLE, NON-TRANSFERABLE, NON-ASSIGNABLE

                         BARON CAPITAL PROPERTIES, L.P.

     The undersigned hereby acknowledges that Units in Baron Capital Properties, L.P. (the "Partnership"), organized under the Revised Uniform Limited Partnership Act of the State of Delaware, are registered on the records of said Partnership in the amount and in the name set forth below:

         Certificate Number:  000002

         Name and Address:  Robert S. Geiger
                            7826 Cooper Road
                            Cincinnati, Ohio 45242

         Social Security Number:  ###-##-####

     Number and Class of Units: A number of Units in the Partnership which are exchangeable (subject to escrow restrictions described in the Prospectus of Baron Capital Trust dated May 15, 1998) into 9.5% of the Common Shares of Baron Capital Trust (the "Trust") outstanding after the completion of the Offering and the proposed Exchange Offering, on a fully diluted basis assuming that all then outstanding Units (other than those acquired by the Trust) have been exchanged into an equivalent number of Common Shares.

     This document has been issued solely to evidence that the above number of Units stands in the name of such holder of Units, as of the date appearing hereon, in the Partnership's Agreement of Limited Partnership, as amended (the "Partnership Agreement"), pursuant to Article IV of the Partnership Agreement, and does not grant or carry with it any rights to the income, profits or assets of the Partnership, such rights being derived solely from the Partnership Agreement. This document is NON-NEGOTIABLE, NON-TRANSFERABLE and NON-ASSIGNABLE. Assignment of Units can only be accomplished in accordance with the procedure set forth in the Partnership Agreement, and such assignment is subject to certain limitations contained in Articles IV and XI of the Partnership Agreement. Subject to Section 8.6 of the Partnership Agreement, a holder of Units has the right to exchange Units for Common Shares of the General Partner as provided in Section 4.2 of the Partnership Agreement. THIS DOCUMENT IS NOT A SECURITY UNDER THE APPLICABLE PROVISIONS OF THE UNIFORM COMMERCIAL CODE, AND NEGOTIATION, TRANSFER OR ASSIGNMENT OF INTERESTS CANNOT BE ACCOMPLISHED BY ANY ATTEMPT TO NEGOTIATE, TRANSFER OR ASSIGN THIS DOCUMENT. Copies of the Partnership Agreement may be obtained from the General Partner by contacting Baron Capital Trust, 7826 Cooper Road, Cincinnati, Ohio, Attention: Secretary. Terms used herein have the meanings ascribed to such terms in the Partnership Agreement.



Date: May 15, 1998                                   /s/ Gregory K. McGrath
                                                     ----------------------
                                                     Chief Executive Officer of
                                                     Baron Capital Trust,
                                                     General Partner

================================================================================

                                                                       EXHIBIT B
                                                                       ---------

                          COMPENSATION OF ESCROW AGENT
                          ----------------------------

One-time only fee of $1,000.00.

                                                                       EXHIBIT C
                                                                       ---------

             LIST OF OFFICERS AND MEMBERS OF THE BOARD OF THE TRUST
             ------------------------------------------------------


Name of Officer and
Member of the Board                         Position
-------------------                         --------

Gregory K. McGrath                          Chief Executive Officer
Robert S. Geiger                            Chief Operating Officer
Baron Advisors, Inc.                        Member of the Board
James H. Bownas                             Member of the Board
Peter M. Dickson                            Member of the Board